Exhibit 99.1
1 November 14, 2024 Piper Sandler Investor Conference

2 Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the "SEC"), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "outlook," "will," "should," and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although the Company believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events. 2

3 NB Bancorp, Inc. Overview

Overview of NB Bancorp, Inc.

NASDAQCM: NBBK
Headquartered: Needham, MA
IPO: December 2023; Raised ~$410M in gross proceeds

Founded in 1892 to help businesses and customers build their futures

Sixth largest public community bank headquartered in Massachusetts

The "Builder's Bank" with deep community relationships and extensive expertise

Full-service bank with an array of commercial banking products for retail and business customers

Balance Sheet

Total Assets	Total Gross Loans	Total Deposits	Total Equity
$5.0B	$4.3B	$4.0B	$747M

Capital

TCE/ TA	Tier 1 Leverage Ratio	Tier 1 Capital Ratio	Total Capital Ratio
14.92%	15.37%[1]	16.20%[1]	17.08%[1]

Profitability

Q3'24 Operating ROAA	Q3'24 Operating ROATCE	Q3'24 NIM	Q3'24 Operating Efficiency Ratio
1.07%[2]	6.91%[2]	3.51%	57.36%[2]

NB Bancorp, Inc.

1) Financials reflect regulatory holding company data
2) See Appendix for reconciliation of non-GAAP financial metrics

4

Well Positioned in Highly Attractive Markets

Our branch network covers the metro-west area of Boston and surrounding communities, which is our primary deposit market area. We consider our primary lending market area to be the Greater Boston metropolitan area and surrounding communities in Massachusetts, eastern Connecticut, southern New Hampshire and Rhode Island.


Lowell
Gardner
Pittsfield
MASSACHUSETTS
Worcester
Springfield
Brockton
nce
New

Boston-Cambridge-Newton, MA-NH MSA

- Total Population: **4,934,233**
- '24-'29 Proj. Population Change: **1.60%**
- Median HHI: **$108,079**
- Proj. HHI Change: **8.75%**

Boston MSA Community Bank Deposit Market Share[1]

2023 Rank	2024 Rank	Institution	Total Deps. In Market ($M)
1	1	Cambridge Financial Group, Inc	5,581
2	2	Salem Five Bancorp	5,380
3	3	Middlesex Bancorp MHC	4,576
8	***4***	***NB Bancorp, Inc***	***3,923***
4	5	1831 Bancorp MHC	3,758
5	6	Leader Bancorp, Inc	3,681
7	7	Enterprise Bancorp, Inc	3,493
9	8	HarborOne Bancorp, Inc	3,182
6	9	IFS 1820 Bancorp, MHC	3,137
10	10	Northern Bancorp, Inc	2,788
21	11	Hometown Financial Group MHC	2,384
11	12	Hingham Institution for Savings	2,180
17	13	River Run Bancorp, MHC	2,061
12	14	The Village Bank	1,675
15	15	Assabet Valley Bancorp	1,424
		All Other Market Participants	*25,674*
		Market Total	**74,896**

1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2024
Source: S&P Capital IQ Pro

NB Bancorp, Inc.
5

6 Largest Employers Boston MSA 2024-2029 Projected HHI Δ Massachusetts 2023 GDP by Industry Boston MSA Median HHI ($) Industry Drivers of Local Market Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research 9 4 o ton . . . . 2 o ton . . o ern ent 9. eal tate inan e 22. ntertain ent 4.4 Pro e ional 9.4 ealth are u a on 2. etail ra e 4. Con tru on .9 ran porta on arehou ing 2. ther 22. 6

Experienced Institutional Leadership

Executive Management



Joseph Campanelli
Chairman, President & CEO



Salvatore Rinaldi
EVP & Chief Operating Officer



JP Lapointe
EVP & Chief Financial Officer

Kevin Henkin
EVP & Chief Credit Officer

Peter Bakkala
EVP & Chief Risk Officer

James White
EVP & Chief Administrative Officer

Paul Evangelista
EVP & Director of Specialized Banking

Stephanie Maiona
EVP & Senior Commercial Lender

Michael Sinclair
EVP of Residential and Consumer Lending

Board of Directors

Joseph Campanelli
Chairman, President & CEO

Francis Orfanello
Lead Independent Director
Operating Partner – One Rock Capital Partners

Paul J. Ayoub
Chair – Nutter McClennen & Fish LLP

William Darcey
President & CEO – Provider Insurance Group

Susan Elliott
Retired EVP – Federal Home Loan Bank of Boston

Kenneth Montgomery
Retired FVP, COO – Federal Reserve Bank of Boston

Angela Jackson
CEO – Future Forward Strategies

Hope Pascucci
President & Principal – Rose Grove Capital Management

Christopher Lynch
President – Marshall Resources

Raza Shaikh
Managing Director – Launchpad Venture Group

Joseph R. Nolan, Jr.
Chairman, President & CEO – Eversource

Mark Whalen
Retired CEO – Needham Bank

NB Bancorp, Inc.
7

8 Investment Highlights Experienced management team and talent base to grow market share, invest for the future and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Excellent credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 100+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits 8

9 Financial Highlights for the Third Quarter 2024 • GAAP Net income of $8.4 million, or $0.21 per diluted share for the quarter. • Operating Net Income1 (Non-GAAP) of $13.1 million, or $0.33 per diluted share for the quarter. • Gross loans increased $151.8 million, or 3.7%, to $4.25 billion, from the prior quarter. • The net interest margin increased 5 basis points to 3.51%, primarily the result of increases in the average balance of loans. • Asset quality remains strong: • Annualized Q3 net charge-offs of 0.50% of average total loans and non-performing loans of $16.0 million, or 0.38% of total loans. • The increase in net charge-offs was due to a $4.0 million charge-off of one commercial real estate office participation loan and $1.3 million of purchased consumer loan charge-offs. Issues related to the commercial real estate office participation loan came to the surface during the second quarter, and was primarily resolved during the third quarter, resulting in the loss recorded. As a result of the deterioration of this loan, management engaged a third-party loan review firm to review our remaining office loan portfolio, which was completed and did not result in any additional criticized loans or downgrades to our current risk ratings. • Provision for credit losses was $2.6 million, down from $3.7 million in the prior quarter and contributing to a decrease in the ACL of $252 thousand, resulting in a coverage ratio of 0.89% of total loans, down from 0.92% in the prior quarter. 1) See Appendix for reconciliation of non-GAAP financial metrics 9

10 Financial Highlights for the Third Quarter 2024 (Continued) • Total deposits increased $124.9 million or 3.2% from the prior quarter, to $4.04 billion. Maintained the loans to deposit ratio at 105% from the prior quarter while growing loans $124.9 million. • Borrowings and brokered deposits totaled 8.9% of total assets, up from 7.5% in the prior quarter resulting primarily from the funding of the new BOLI policies during the quarter (see Balance Sheet Restructuring slide). • Strong capital position with 14.9% shareholders equity to total assets and 14.9% tangible shareholders' equity to tangible assets¹. • Book value and tangible book value per share were $17.50 and $17.48¹, respectively. • One-time transactions recorded during the third quarter included: • Loss on the sale of available-for sale securities amounting to $1.9 million; • Tax expense and a modified endowment contract penalty related to the surrender of bank-owned life insurance (“BOLI”) policies of $1.6 million, and; • Tax expense related to a basis write-down of solar income tax credits of $2.5 million, partially offset by; • Reversal of previously recognized amortization related to solar income tax credit investments during the first six months of the year, amounting to $913 thousand. 1) See Appendix for reconciliation of non-GAAP financial metrics 10

11 Balance Sheet Restructuring • Available-for-Sale Securities: • Sold $27 million of securities at a $1.9 million net loss, with the proceeds reinvested into higher-yielding securities • Sold securities were yielding 0.97% with remaining duration of 2.4 years and were reinvested into securities with a yield of 4.27% and duration of 4.1 years (2.5 year earn-back period). • BOLI: • Surrendered $46.7 million of BOLI policies that were earning an annualized yield of 3.08%. • Purchased an additional $50.0 million of BOLI policies, yielding 4.81%. • Surrender resulted in $1.6 million of tax and penalty (earn-back period is less than 2 years). • Proportional Amortization Method on Solar Income Tax Credit Investments Adoption: • Adoption resulted in a $10.1 million reduction to retained earnings, along with a similar reduction in non-public investments. • $913 thousand of amortization expense related to these investments that was recorded during the first six months of 2024 was also reversed during the current quarter. • Current quarter credits also resulted in a $2.5 million tax expense for the creation of a deferred tax liability related to the write-down of the basis in the investment. 11

12 Financial Overview

13 Total Deposits ($M) Tangible Common Equity ($M) Total Assets ($M) Total Gross Loans ($M) History of Targeted Balance Sheet Growth 13 $2,454 $2,664 $2,923 $3,592 $4,533 $4,650 $4,805 $5,003 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 $2,078 $2,195 $2,105 $3,015 $3,889 $3,955 $4,097 $4,249 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 $1,860 $2,202 $2,565 $2,887 $3,387 $3,772 $3,918 $4,043 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 $292 $307 $326 $343 $757 $733 $743 $746 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

14 Operating Return on Avg. Tangible Common Equity (%)¹ Operating Net Income ($M)1, 2 Operating Return on Average Assets (%)¹ Operating Return on Average Equity (%)¹ Track Record of Strong Performance 1) See Appendix for reconciliation of non-GAAP financial metrics 2) Q Q2 an Q ’24 operating net in o e re le t annualize total 14 0.69% 0.55% 0.77% 0.96% 0.86% 0.80% 0.81% 1.07% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 5.65% 4.69% 6.81% 9.06% 9.40% 4.92% 5.13% 6.91% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 5.7% 4.7% 6.8% 9.1% 9.4% 4.9% 5.1% 6.9% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 $16 $14 $22 $30 $34 $36 $38 $52 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

15 Operating Noninterest Income / Average Assets (%)¹ Operating Noninterest Expense / Average Assets (%)¹ Net Interest Margin (%) Efficiency Ratio (%)¹ Track Record of Strong Performance (Cont.) 1) See Appendix for reconciliation of non-GAAP financial metrics 15 2.92% 2.83% 2.81% 3.49% 3.41% 3.60% 3.46% 3.51% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 67.2% 66.4% 65.8% 62.3% 62.5% 59.7% 62.9% 57.4% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 0.23% 0.33% 0.27% 0.26% 0.31% 0.26% 0.25% 0.25% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 2.05% 2.01% 2.00% 2.28% 2.29% 2.24% 2.24% 2.07% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

16 14.81%¹ 11.28%¹ 17.83%² 17.91%² 17.08%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 14.08%¹ 10.54%¹ 16.91%² 16.93%² 16.20%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Tier 1 Capital Ratio (%) Total Capital Ratio (%) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Capital Ratios 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data Note: “N ” tan or “Not eporte ” enoting the bank’ ele tion into the Co unity Bank Leverage Ratio framework; See Appendix for reconciliation of non-GAAP financial metrics NR NR NR NR NR NR 16 11.91%¹ 11.54%¹ 11.16%¹ 9.54%¹ 16.70%² 15.76%² 15.47%² 14.92%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 12.11%¹ 12.01%¹ 11.23%¹ 10.49%¹ 17.71%² 16.50%² 16.00%² 15.37%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

17 Loan Portfolio & Asset Quality

18 Note: Loan composition reflects regulatory holding company data Diversified Loan Portfolio Q3’24 Yield on Loans: 6.70% $4.3B Q3’24 Total 18 1-4 Family including HELOCs 29% Multifamily 6% Commercial Real Estate 30% Construction & Development 16% Commercial & Industrial 13% Consumer 6%

19 Loan balances above are not shown net of deferred fees Loan Portfolio Stats Loan Type Balance Wtd. Avg. Rate Wtd. Avg. Maturity (Yrs) 1-4 Family (incl. HELOCs) $1,233,943 5.12% 26.2 Multi-family 272,561 6.00% 17.2 Commercial Real Estate 1,279,954 6.66% 9.4 Construction 666,936 7.70% 3.6 C&I 566,934 7.75% 7.9 Consumer 234,461 8.34% 13.1 Total Loans $4,254,789 6.57% 13.8 19

20 Construction & Development / Total Risk-Based Capital (%)¹ Commercial Real Estate / Total Risk-Based Capital (%)¹ Loan Portfolio Concentrations 1) Financials reflect regulatory holding company data 20 121%² 125%² 129%² 144%² 79%² 68%² 72%² 84%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 274% 280% 277% 342% 187% 192% 191% 204% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

21 Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type Commercial Real Estate Portfolio $601M Q3’24 Total $951M Q3’24 Total 21 Multi-Family 29% Cannabis Facility 2% Office 19% Hospitality 17% Retail 10% Other 6% Industrial 6% Mixed Use 7% Special Purpose Cannabis 6% Facility 50% Industrial 18% Special Purpose 13% Office 5% Retail 5% Other 8%

22 Loans Needham Bank Makes Loan Nee ha ank Doe n’t ake Needham Bank Loan Examples 22

23 Office Portfolio Overview • Our $215.4 million office portfolio consists principally of suburban Class A and B office space used as medical and traditional offices. The portfolio does not consist of high-rise towers located in Boston. $215M Q3’24 Total 23 Office Portfolio as of 9/30/24 Weighted Average Rate Weighted Average LTV Weighted Average DSCR 5.93% 58.3% 1.88X Non - Owner - Occupied 86% Owner - Occupied 14%

24 C&I By Type C&I By Geography Overview of C&I Portfolio $567M Q3’24 Total $567M Q3’24 Total 24 Newport Beach, CA 12% Los Angeles, CA 10% Boston 9% Natick, MA 7% Branford, CT 6% Vero Beach, FL 6% Portsmouth, NH 5% Boca Raton, FL 4% Miami, FL 4% Quincy, MA 4% West Roxbury, MA 3% Pikesville, MD 3% Wyoming, RI 3% Other 24% Structured Finance 26% Renewable Energy 15% Middle Market 15% Bridge Financing & Cannabis 12% Small Business / Other 11% Bridge Financing 11% Cannabis 10%

25 Construction By Type Construction By Geography Overview of Construction Lending $667M Q3’24 Total $667M Q3’24 Total 25 Boston, MA 23% Newton, MA 7% Natick, MA 7% Milton, MA 6% Cranston, RI 6% Needham, MA 6% Middleton, MA 6% Quincy, MA 5% Weston, MA 3% Waltham, MA 3% Fairfield, CT 3% Other 26% Multi-Family 27% Condos Mixed Use 24% 15% Single Family for Sale 12% Land 8% Hotel / Motel 5% Single Family Owner-Occupied 3% Office 2% Special Purpose 2% Other 2%

26 Cannabis Business Highlights • As of September 30, 2024, we had outstanding loan balances of $458.0 million to cannabis businesses: • $301.9 million was direct to cannabis entities • $156.1 million was indirect to cannabis entities; and, • 68% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of September 30, 2024, the Company had $358.7 million in cannabis deposits • $287.4 million in cannabis-direct and $71.3 million in cannabis-indirect Cannabis Business Loans ($M) Cannabis Business Deposits ($M) 26 56.8% 67.3% 60.9% 65.9% 43.2% 32.7% 39.1% 34.1% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Cannabis Direct Cannabis Indirect $277.2M $315.5M $292.0M $358.7M 12/31/2023 3/31/2024 6/30/2024 9/30/2024

27 $14.2¹ $25.9¹ $6.0 $13.0 $10.8 $10.8 $20.7 $16.0 $3.5¹ $3.4¹ $4.5 $8.3 $0.9 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Nonaccruals ($M) TDRs ($M) OREO ($M) Reserves / Loans (%) & Reserves / NPLs (%) NPA Trends Asset Quality 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data NPAs / Assets 0.76%¹ 1.10%¹ 0.36% 0.56%¹ 0.24% 0.23%² 27 0.43%² 0.32%² 0.73%¹ 0.90%¹ 0.87% 0.83%¹ 0.83% 0.87% 0.92% 0.89% 85%¹ 68%¹ 175% 117% 298% 318% 183% 235% 0% 200% 400% 0.00% 0.50% 1.00% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Reserves / Loans Reserves / NPLs

28 1) Reflects annualized metrics 2) Financials reflect bank-level call report data Note: Values may not sum due to rounding Historically Strong Credit Culture NCOs / Average Loans (%)¹ • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island. • For the quarter ended September 30, 2024, the Company’s NCOs / Average Loans were composed of 38 bps from one commercial real estate office loan and 12 bps from purchased consumer loans¹. 28 0.00%² 0.10%² 0.16% 0.00% 0.10% 0.19% 0.09% 0.50% (0.10%) 0.20% 0.50% 0.80% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

29 Funding & Liquidity Management

30 Note: Deposit composition reflects regulatory holding company data Balanced Deposit Base Q3’24 Cost of Deposits: 3.37% $4.0B Q3’24 Total 100% of the institution’s deposits are insured 30 Transaction 22% Savings & MMDA Retail 28% 11% Jumbo 31% Brokered 8%

31 Note: Deposit composition reflects regulatory holding company data Support of Strong Deposit Base Cost of Deposits 1.32% 1.03% 0.43% 0.48% 2.34% 3.15% 3.33% 3.37% 0.00% 2.00% 4.00% 6.00% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Balance WAR Balance WAR Balance ($) Balance (%) WAR Noninterest-bearing demand deposits $560,776 0.00% $528,409 0.00% $32,367 6.13% 0.00% Savings accounts 111,072 0.05% 127,640 0.05% (16,568) -12.98% 0.00% NOW accounts 331,649 0.18% 345,753 0.31% (14,104) -4.08% -0.13% Money market accounts 1,035,867 3.02% 888,511 3.07% 147,356 16.58% -0.05% Customer CDs 1,673,540 4.93% 1,313,442 4.67% 360,098 27.42% 0.26% Brokered CDs 329,913 4.83% 183,593 5.39% 146,320 79.70% -0.56% $4,042,817 3.23% $3,387,348 2.94% $655,469 19.35% 0.29% 9/30/2024 12/31/2023 Change ($ in Thousands) 31

32 Note: Deposit composition reflects regulatory holding company data Upcoming Certificates of Deposit Maturities 32 Time Deposit Maturities ($M) 5.07% 4.96% 4.90% 4.71% 1.19% $0 $200 $400 $600 $800 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 Brokered Deposit Maturities ($M) 4.97% 4.84% 4.71% 4.78% 0.00% $0 $50 $100 $150 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025

33 Overview of Securities Portfolio $203M Total Q3’24 Yield on Securities: 3.44% 33 U.S. Treasuries 27% U.S. Gov't Agencies 3% Mortgage-Backed Securities 15% Corporate Bonds 44% Collateralized Mortgage Obligations 6% Municipal Obligations 5% Balance WAC Balance WAC Balance ($) WAC Corporate Bonds $89,184 3.41% $92,235 1.16% ($3,051) 2.25% U.S. Treasuries 54,866 3.88% 64,352 1.44% (9,486) 2.44% Mortgage-Backed Securities 31,046 3.60% 11,430 2.05% 19,616 1.54% Collateralized Mortgage Obligations 11,577 3.39% 2,418 2.63% 9,159 0.76% Municipal Obligations 9,833 2.35% 19,030 1.85% (9,197) 0.50% U.S. Gov't Agencies 6,035 4.58% -- 0.00% 6,035 4.58% $202,541 3.55% $189,465 2.09% $13,076 1.46% 9/30/2024 12/31/2023 Change ($ in Thousands)

34 Interest Rate Sensitivity 34 At September 30, 2024 Change in Interest Rates Net Interest Income Year 1 Change (bps) Year 1 Forecast ($000) From Level +300 $187,265 7.9% +200 183,249 5.6% +100 179,239 3.3% - - 173,494 - - (100) 166,375 (4.1%) (200) 159,771 (7.9%) (300) 154,862 (10.7%)

35 Prudent Liquidity Management As of September 30, 2024, the Company had: • $116.3 million of outstanding advances from the Federal Home Loan Bank of Boston (“FHLBB”) • $329.9 million of brokered deposits • $730.7 million of unused borrowing capacity with the FHLBB • $36.6 million available with the Discount Window at the Federal Reserve Bank of Boston (“FRB”) • $916.0 million of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 25.0% of total assets • Subsequent to September 30, 2024, the Company was accepted into the FRB’s Borrower-in-Custody Program, which provided the Company with an additional $531 million of borrowing capacity. 79.0% unused capacity 35 FHLB Advances 5.5% Brokered Deposits 15.5% FHLB Unused Borrowing Capacity 34.3% FED Available Borrowing Capacity 1.7% Capacity for Additional Brokered Deposits 43.0% % of Total Liquidity

36 Appendix

Notes and Reconciliation of GAAP and Non-GAAP Financial Measures

In addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this press release contains certain non-GAAP financial measures, including operating net income, operating noninterest expense, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders' equity, operating efficiency ratio, tangible shareholders' equity, tangible assets, tangible book value per share, and efficiency ratio. The Company's management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

$ in thousands	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024	Q2 2024	Q3 2024
Return on Average Tangible Common Equity:								
Net Income	$16,001	$14,071	$21,575	$30,065	$9,825	$8,701	$9,453	$8,383
Adjustments to Net Income:								
Needham Bank Charitable Foundation Contribution Resulting from IPO	--	--	--	--	19,082	--	--	--
One-Time Conversion and IPO-Related Expenses	--	--	--	--	7,931	--	--	--
Defined Benefit Pension Termination Expense	--	--	--	--	1,900	390	--	--
Permanent Tax Differences Resulting from Public Company Tax Laws[1]	--	--	--	--	3,680	--	--	--
Losses on sales of securities available for sale, net	--	--	--	--	--	--	--	1,868
Income tax expense on solar tax credit investment basis reduction	--	--	--	--	--	--	--	2,503
BOLI surrender tax and managed endowment contract penalty	--	--	--	--	--	--	--	1,552
Reversal of previously taken amortization of solar tax credit investments	--	--	--	--	--	--	--	(913)
Total Adjustments to Net Income	--	--	--	--	$32,593	$390	--	$5,010
Less: Net Tax Benefit associated with Non-GAAP Adjustments	--	--	--	--	8,096	111	--	277
Non-GAAP Adjustments, net of tax	--	--	--	--	24,497	279	--	4,733
Operating net income (Non-GAAP)	$16,001	$14,071	$21,575	$30,065	$34,322	$8,980	$9,453	$13,116
Average Shareholders' Equity	$283,030	$299,787	$316,723	$331,872	$365,120	$733,695	$741,325	$754,609
Less: Average Intangible Assets	--	--	--	689	1,303	1,209	1,153	1,116
Average Tangible Shareholders' Equity (Non-GAAP)	$283,030	$299,787	$316,723	$331,184	$363,817	$732,486	$740,172	$753,493
ROATCE (Annualized Adjusted Net Income / Average Tangible Shareholders' Equity)	5.65%	4.69%	6.81%	9.08%	9.43%	4.90%	5.14%	6.92%
Operating Return on Average Assets (Non-GAAP):								
Operating net income (Non-GAAP)	16,001	14,071	21,575	30,065	34,322	8,980	9,453	13,116
Average Assets	2,313,918	2,558,787	2,793,333	3,118,890	3,973,093	4,495,819	4,703,456	4,890,204
Operating Return on Average Assets (Non-GAAP)	0.69%	0.55%	0.77%	0.96%	0.86%	0.80%	0.81%	1.07%
Operating Return on Average Shareholders' Equity (Non-GAAP):								
Operating net income (Non-GAAP)	16,001	14,071	21,575	30,065	34,322	8,980	9,453	13,116
Average Shareholders' Equity	283,030	299,787	316,723	331,872	365,120	733,695	741,325	754,609
Operating Return on Average Shareholders' Equity (Non-GAAP)	5.65%	4.69%	6.81%	9.06%	9.40%	4.92%	5.13%	6.91%

NB Bancorp, Inc.

1) These amounts are reflected in income tax expense and reflect amounts related to current year compensation and a write-down for future LTIP vesting amounts that are not expected to be tax deductible on a tax return. These amounts are not included in the calculation of the tax benefit associated with non-GAAP adjustments.

37

Notes and Reconciliation of GAAP and Non-GAAP Financial Measures *(Cont.)*

In addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this press release contains certain non-GAAP financial measures, including operating net income, operating noninterest expense, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders' equity, operating efficiency ratio, tangible shareholders' equity, tangible assets, tangible book value per share, and efficiency ratio. The Company's management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

$ in thousands	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024	Q2 2024	Q3 2024
Tangible Common Equity / Tangible Assets:								
Shareholders' Equity	$292,256	$307,317	$326,129	$344,065	$757,959	$733,838	$744,462	$747,449
Less: Intangible Assets	--	--	--	1,377	1,227	1,191	1,153	1,116
Tangible Shareholders' Equity	$292,256	$307,317	$326,129	$342,688	$756,732	$732,647	$743,309	$746,333
Total Assets	$2,453,579	$2,663,994	$2,922,671	$3,595,335	$4,533,412	$4,650,019	$4,805,401	$5,002,557
Less: Intangible Assets	--	--	--	1,377	1,227	1,191	1,153	1,116
Tangible Assets	$2,453,579	$2,663,994	$2,922,671	$3,593,958	$4,532,185	$4,648,828	$4,804,248	$5,001,441
Tangible Common Equity / Tangible Assets (TCE / TA)	11.91%	11.54%	11.16%	9.54%	16.70%	15.76%	15.47%	14.92%
Efficiency Ratio:								
Net Interest Income	$65,856	$69,686	$78,011	$104,964	$130,057	$38,633	$38,722	$41,324
Noninterest Income	5,463	8,508	8,654	9,275	15,577	3,501	2,981	1,265
Total Income	$71,319	$78,194	$86,665	$114,239	$145,634	$42,134	$41,703	$42,589
Noninterest Income	$5,463	$8,508	$8,654	$9,275	$15,577	$3,501	$2,981	$1,265
Adjustments to Noninterest Income:								
Losses on sales of securities available for sale, net	--	--	--	--	--	--	--	1,868
Operating Noninterest Income (Non-GAAP)	$5,463	$8,508	$8,654	$9,275	$15,577	$3,501	$2,981	$3,133
Noninterest Expense	$47,908	$51,944	$56,983	$71,151	$119,905	$25,565	$26,214	$24,586
Adjustments to Noninterest Expense:								
Needham Bank Charitable Foundation Contribution Resulting from IPO	--	--	--	--	19,082	--	--	--
One-Time Conversion and IPO-Related Expenses	--	--	--	--	7,931	--	--	--
Defined Benefit Pension Termination Expense	--	--	--	--	1,900	390	--	--
Reversal of previously taken amortization of solar tax credit investments	--	--	--	--	--	--	--	(913)
Operating Noninterest Expense (Non-GAAP)	$47,908	$51,944	$56,983	$71,151	$90,992	$25,175	$26,214	$25,499
Operating Efficiency Ratio (Non-GAAP)	67.2%	66.4%	65.8%	62.3%	62.5%	59.7%	62.9%	57.4%

NB Bancorp, Inc.
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39 Executive Management Biographies Joseph Campanelli Chairman, President & CEO Salvatore Rinaldi EVP & Chief Operating Officer JP Lapointe EVP & Chief Financial Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Mr. Rinaldi is Executive Vice President and Chief Operating Officer of Needham Bank, a position he has held since April 2017 when he joined Needham Bank. In this role, Mr. Rinaldi assists the Chief Executive Officer in the general o er ight o Nee ha ank an i ple entation o the ank’ trategi ire tion. r. inal i ha o er 40 years of banking experience, primarily with commercial banks and their holding companies. Mr. Lapointe joined the Bank in February 2024 as Executive Vice President and Chief Financial Officer. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank, Lewiston, Maine, from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Kevin Henkin EVP & Chief Credit Officer Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk anage ent ra ework o er the ank’ len ing operation . r. enkin ha o er year o banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions. 39

40 Thank You